GOTHAM LARGE VALUE FUND

(formerly, Gotham Institutional Value Fund)

Institutional Class Shares

GVALX

(formerly, GINVX)

A Series of FundVantage Trust

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Supplement dated August 27, 2018, to the Prospectus and Summary Prospectus dated February 1, 2018 of the Gotham Institutional Value Fund (the “Fund”), as may be amended or supplemented from time to time.

The information in this supplement updates and amends certain information contained in the Prospectus for the Fund and should be read in conjunction with such documents.

Name Change and New Investment Policy

Effective August 31, 2018, the Board of Trustees (the “Board”) of FundVantage Trust approved proposals to rename the Gotham Institutional Value Fund to the “Gotham Large Value Fund”, and to adopt a new investment policy in connection with the Fund’s name change. Consistent with the change in the Fund’s name, the Fund has adopted a non-fundamental investment policy of investing, under normal conditions, at least 80% of its net assets in the securities of large capitalization companies (which for purposes of this policy, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index). For purposes of this 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes. This 80% policy may be changed without shareholder approval by the Board of Trustees upon 60 days’ written notice to shareholders.

Reduction in Management Fee and Expense Limitation

In addition to the Fund’s name change, effective August 31, 2018, the Adviser has agreed to a reduction in the Fund’s management fee from an annual rate of 0.80% to 0.75% and a reduction in the Expense Limitation from an annual rate of 0.95% to 0.75% of the Fund’s average daily net assets. The Fund’s Prospectus and Summary Prospectus are hereby amended to reflect these changes. Accordingly, effective August 31, 2018, the fee table and accompanying footnotes with respect to the Fund under the heading “Expenses and Fees” and the related Expense Example in the Fund’s Prospectus and the Fund’s Summary Prospectus are deleted in their entirety and replaced with the following:

*          *          *

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment): [1]

Management Fees[2]	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	3.60%
Total Annual Fund Operating Expenses[3]	4.35%
Fee Waivers and/or Expense Reimbursements[3]	(3.60)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.75%

1 The “Annual Fund Operating Expenses” table has been restated to reflect current fees.

2 Effective August 31, 2018, Management Fees were reduced from 0.80% to 0.75% of (on an annual basis) average daily net assets.

3 Effective August 31, 2018, Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions), do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2020, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Prior to August 31, 2018, the Expense Limitation was 0.95% (on an annual basis) of average daily net assets of the Fund. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$631	$1,589	$4,038

*          *          *

Reduction in Minimum Initial and Additional Investment Amounts

Effective immediately, the minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $2,000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE